0000002019308207-1095504232020

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$410,700.00	04-23-2020	04-23-2022	2019308207-1	0ZA0 / 0A		8626	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Lightwave Logic, Inc.
369 Inverness Pkwy, STE 350
Englewood, CO 80112

Lender: Community Banks of Colorado, a division of NBH Bank
Parker-Twenty Mile Facility
18601 East Main street
Parker, CO 80134

Principal Amount: $410,700.00 **Interest Rate: 1.000%** **Date of Note: April 23, 2020**

PROMISE TO PAY. Lightwave Logic, Inc. ("Borrower") promises to pay to Community Banks of Colorado, a division of NBH Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Hundred Ten Thousand Seven Hundred & 00/100 Dollars ($410,700.00), together with interest on the unpaid principal balance from April 23, 2020, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.000% per annum, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

The principal amount outstanding on this Note will accrue interest at the Interest Rate for the first six months following the Date of Note (the "Accrued Interest"). Thereafter, the outstanding principal amount that remains after any forgiveness of the original loan amount in connection with the Coronavirus, Aid, Relief and Economic Security Act (CARES Act), Pub. Law 116-136, 134 Stat. 281 (2020) and the terms of the Paycheck Protection Program of the U.S. Small Business Administration's 7(a) Loan Program (the "PPP Program") plus the Accrued Interest will accrue interest at the Interest Rate and be amortized and paid by Borrower over an 18 month period. Borrower's first payment is due on the seventh month anniversary of the Date of Note, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on the Maturity Date set forth above, and will be for all principal and all accrued interest not yet paid. Unless otherwise agreed or required by law, payments will be applied to any accrued interest, then to unpaid late charge fees, then toward the principal balance. If the payment date falls on a non-banking day during a particular month, any payments received on a non-banking day will be posted on the next business day. Lender will observe the regular Federal Reserve Bank schedule of holidays and non-processing days. ACH and auto debit transactions received, having a settlement date of a holiday or non-processing day, will be posted on the first processing day after the holiday or non-processing day. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. **Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. All payments must be made in U.S. dollars and must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender's payment instructions but received after 5:00 PM Mountain Time Monday - Thursday; 6:00 PM Mountain Time Friday, Lender will credit Borrower's payment on the next business day.**

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (365 for all years, including leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Community Bank of Colorado, a division of NBH Bank, P.O. Box 26528 Kansas City, MO 64196-6528.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall

not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Colorado.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Douglas County, State of Colorado.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL. This loan is unsecured.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

SBA LOAN. This loan is identified by the SBA as loan number 21408272-01 and made pursuant to the PPP Program authorized by the United States Small Business Administration (SBA) which used tax dollars to assist small business owners. If the United States is seeking to enforce this document, then under SBA regulations:

(a) When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations.
(b) Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax or lability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note.

ADDITIONAL PROVISION. Notwithstanding anything contained herein to the contrary, the terms of this Note and the Loan evidenced hereby are subject to the terms of the PPP Program. To the extent that 1) the SBA or the US Department of Treasury further modifies the guidelines, rule or other terms under the PPP Program, or 2) additional provisions are required for the salability of this Note, Lender may require the Borrower to sign new loan documentation to conform with such modifications or provisions within 15 days of being provided the new documentation. If Borrower fails to execute such revised documentation, Borrower will be deemed in default of its obligations under this Note and the Loan evidenced hereby.

CONSENT TO ASSIGNMENT OR SALE. Borrower agrees and consents to Lender’s sale, transfer or assignment, whether now or later, of one or more of it interests in this Note and the Loan evidenced hereby to one or more purchasers or assignees, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to this Note and the Loan evidenced hereby, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale or assignment of its interests, as well as all notices of any repurchase or reassignment of such interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender against any purchaser or assignee and unconditionally agrees that either Lender or such purchaser or assignee may enforce Borrower’s obligation under this Note and the Loan evidenced hereby irrespective of the failure or insolvency of any holder of any interest in this Note and the Loan evidenced hereby. Borrower further agrees that the purchaser or assignee of any such interests may enforce its interests irrespective of any personal claims or defense that Borrower may have against Lender.

BORROWER CERTIFICATION. Borrower hereby certifies that the resolutions authorizing Borrower to obtain loans from Lender previously provided to the Lender (or currently provided to Lender in connection with this transaction, as applicable) continue be in full force and effect and the individuals previously authorized to sign documents continue to be authorized to sign on behalf of Borrower. In addition, Borrower represents that (1) this Note and the related Loan evidenced hereby constitute valid and binding obligations on the Borrower’s part that are enforceable in accordance with its respective terms; (2) Borrower is validly existing and in good standing; and (3) Borrower has authority to enter into this Note and consummate the transactions contemplated under this Note and the Loan evidenced hereby.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify

this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

LIGHTWAVE LOGIC, INC.

By: DocuSigned by: James S Marcelli ED3F8468A245479... 4/23/2020

James S Marcelli, President and COO of Lightwave Logic, Inc.

BORROWER ACKNOWLEDGEMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$410,700.00	04-23-2020	04-23-2022	2019308207-1	0ZA0 / 0A		8626	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: **Lightwave Logic, Inc.**
369 Inverness Pkwy, STE 350
Englewood, CO 80112

Lender: **Community Banks of Colorado, a division of NBH Bank**
Parker-Twenty Mile Facility
18601 East Main street
Parker, CO 80134

In order to induce Lender to make an SBA guaranteed loan to Borrower, Borrower acknowledges, represents, warrants and certifies to the following:

A. Borrower has been provided and has read Paragraph 2, subsection r of the Interim Final Rule of the Paycheck Protection Program (PPP), which lists the purposes for which Borrower may use the proceeds of the PPP loan, specifically:

"i. payroll costs (as defined in the Act and in Paragraph 2, subsection f);

ii. costs related to the continuation of group health care benefits during periods of paid sick, medical, or family leave, and insurance premiums;

iii. mortgage interest payments (but not mortgage prepayments or principal payments);

iv. rent payments;

v. utility payments;

vi. interest payments on any other debt obligations that were incurred before February 15, 2020; and/or

vii. refinancing an SBA EIDL loan made between January 31, 2020 and April 3, 2020. If you received an SBA EIDL loan from January 31, 2020 through April 3, 2020, you can apply for a PPP loan. If your EIDL loan was not used for payroll costs, it does not affect your eligibility for a PPP loan. If your EIDL loan was used for payroll costs, your PPP loan must be used to refinance your EIDL loan. Proceeds from any advance up to $10,000 on the EIDL loan will be deducted from the loan forgiveness amount on the PPP loan.

However, at least 75 percent of the PPP loan proceeds shall be used for payroll costs."

B. If Borrower does not use the loan proceeds for the authorized uses listed in the Interim Final Rule for PPP, Borrower and its officers, directors, subsidiaries and affiliates may be subject to additional liability such as charges for fraud and will be required to immediately repay the loan.

C. Borrower must use at least 75% of the loan proceeds for payroll costs (as defined in the rule) in order for the loan to be forgiven, and that if Borrower does not use the proceeds for this purpose, Borrower will be required to repay the loan.

D. All information provided to Lender is accurate to the best of Borrower's knowledge and that Borrower has not withheld any material information.

E. For the purpose of this transaction, Lender is acting on behalf of SBA, an agency of the United States Government, except that SBA accepts no liability or responsibility for any wrongful act or omission by Lender.

F. Any false statements to Lender can be considered a false statement to the federal government under 18 U.S.C. § 1001, and may subject the Borrower and its officers, directors, subsidiaries and affiliates to criminal penalties and that Lender and SBA are relying upon the information submitted by the Borrower.

G. Lender and SBA are relying on the representations made in the Note with respect to the validity and authorization of the Note and the related Loan, and Borrower, and its officers, directors, subsidiaries and affiliates, shall indemnify, defend, and hold Lender harmless from and against any and all injury, loss, damage, fault, or liability (or any claims in respect of the foregoing), costs or expenses (including reasonable attorneys' fees and court costs) arising directly or indirectly from the certifications, representations, statements, and warranties stated above.

BORROWER:

LIGHTWAVE LOGIC, INC.

By: DocuSigned by: James S Marcelli ED3F8468A245479... 4/23/2020
James S Marcelli, President and COO of Lightwave Logic, Inc.

0000002019308207-1034504232020

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$410,700.00	04-23-2020	04-23-2022	2019308207-1	0ZA0 / 0A		8626	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Lightwave Logic, Inc.
369 Inverness Pkwy, STE 350
Englewood, CO 80112

Lender: Community Banks of Colorado, a division of NBH Bank
Parker-Twenty Mile Facility
18601 East Main street
Parker, CO 80134

LOAN TYPE. This is a Fixed Rate (1.000%) Nondisclosable Loan to a Corporation for $410,700.00.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: The purposes permitted pursuant to the Paycheck Protection Program under the CARES Act.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $410,700.00 as follows:

Amount paid to Borrower directly:	$410,700.00
$410,700.00 Deposited to Checking Account # 2019774020	
Note Principal:	$410,700.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Checking account, numbered 2019774020, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 23, 2020.

BORROWER:

LIGHTWAVE LOGIC, INC.

By: DocuSigned by: James S Marcelli ED3F8468A245479... 4/23/2020
James S Marcelli, President and COO of Lightwave Logic, Inc.

0000002019308207-1082004232020

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$410,700.00	04-23-2020	04-23-2022	2019308207-1	0ZA0 / 0A		8626	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Lightwave Logic, Inc.
369 Inverness Pkwy, STE 350
Englewood, CO 80112

Lender: Community Banks of Colorado, a division of NBH Bank
Parker-Twenty Mile Facility
18601 East Main street
Parker, CO 80134

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Fixed Rate (1.000%) Nondisclosable Loan to a Corporation for $410,700.00.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Promissory Note
- Disbursement Request and Authorization
- - Borrower Acknowledgements
- Notice of Final Agreement

Parties. The term "Parties" means Community Banks of Colorado, a division of NBH Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower: Lightwave Logic, Inc.

Each Party who signs below, other than Community Banks of Colorado, a division of NBH Bank, acknowledges, represents, and warrants to Community Banks of Colorado, a division of NBH Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated April 23, 2020.

BORROWER:

LIGHTWAVE LOGIC, INC.

By: DocuSigned by: James S Marcelli ED3F8468A245479... 4/23/2020
James S Marcelli, President and COO of Lightwave Logic, Inc.

LENDER:

COMMUNITY BANKS OF COLORADO, A DIVISION OF NBH BANK

X DocuSigned by: Chad Cobb E16199B2E03F4E4... 4/23/2020
Authorized Officer